SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. _____)


Filed by the Registrant   |X|

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     |_|  Preliminary Proxy Statement
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     |_|  Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12
     |_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                               GELSTAT CORPORATION
                (Name of Registrant as Specified in its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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     |X|  No fee required
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          0-11.

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          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

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

                               GELSTAT CORPORATION
                            SOUTHPOINT OFFICE CENTER
                        1650 WEST 82ND STREET, SUITE 1200
                              BLOOMINGTON, MN 55431
                                 (952) 881-4105

                                                                   July 12, 2004

Dear Shareholder:

     You are cordially invited to attend the Company's Annual Meeting of Shareholders to be held at 1:00 p.m., on Thursday, August 12, 2004, at Southpoint Office Center (ground floor conference room), 1650 West 82nd Street, Bloomington, MN 55431.

     The agenda includes a proposal to elect two directors. We know of no other business to come before the meeting.

     Following the formal business of the meeting, we will report on the affairs of the Company and respond to questions of general interest to shareholders.

     We look forward to greeting personally those of you who are able to be present at the meeting. However, whether or not you plan to attend, it is important that your shares be represented, regardless of the number of shares which you hold. Accordingly, you are requested to sign and date the enclosed proxy and mail it in the envelope provided at your earliest convenience.

                                        Very truly yours,


                                        Stephen C. Roberts, M.D.
                                        Chairman and Chief Executive Officer

                               GELSTAT CORPORATION
                            SOUTHPOINT OFFICE CENTER
                        1650 WEST 82ND STREET, SUITE 1200
                              BLOOMINGTON, MN 55431
                                 (952) 881-4105

                    _________________________________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 12, 2004
                    _________________________________________


To the Shareholders of GelStat Corporation:

     The Annual Meeting of Shareholders of GelStat Corporation (the "Company") will be held on Thursday, August 12, 2004, at 1:00 p.m., at Southpoint Office Center (ground floor conference room), 1650 West 82nd Street, Bloomington, MN 55431, for the following purposes:

     (1) To fix the number of Class II directors at two and to elect two directors.

     (2) To transact such other business as may properly come before the meeting or any adjournments thereof.

     We have fixed the close of business on July 8, 2004 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting. Our transfer books will not be closed.

     Whether or not you expect to be present personally at the Annual Meeting, please complete, date, sign, and return the accompanying Proxy in the enclosed, self-addressed envelope at your earliest convenience. This will insure your participation in the decisions to be made by the shareholders. We sincerely hope that all shareholders who can attend the Annual Meeting will do so.

                                        By Order of the Board of Directors


July 12, 2004                           Stephen C. Roberts
                                        Secretary

                                TABLE OF CONTENTS


GENERAL INFORMATION............................................................1

RECORD DATE AND VOTING.........................................................1

RECOMMENDATIONS OF THE BOARD OF DIRECTORS......................................2

PRINCIPAL SHAREHOLDERS AND OWNERSHIP OF MANAGEMENT.............................3

PROPOSAL 1 - ELECTION OF DIRECTORS.............................................4

EXECUTIVE COMPENSATION.........................................................6

AUDIT COMMITTEE REPORT.........................................................9

INDEPENDENT AUDITORS..........................................................10

PROPOSALS FOR FISCAL 2004 ANNUAL MEETING......................................12

ACCESS TO OTHER INFORMATION...................................................12


APPENDIX A - AUDIT COMMITTEE CHARTER

                               GELSTAT CORPORATION
                            SOUTHPOINT OFFICE CENTER
                        1650 WEST 82ND STREET, SUITE 1200
                              BLOOMINGTON, MN 55431
                                 (952) 881-4105

                       ___________________________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 12, 2004

                       __________________________________

                               GENERAL INFORMATION


     This proxy statement is furnished to shareholders by the Board of Directors of GelStat Corporation (the "Company") for solicitation of proxies for use at the Annual Meeting of Shareholders on Thursday, August 12, 2004, to be held at Southpoint Office Center (ground floor conference room), 1650 West 82nd Street, Bloomington, MN 55431, at 1:00 p.m., and at all adjournments thereof. The purposes of the meeting and the matters to be acted upon are set forth in the preceding Notice of Annual Meeting of Shareholders. We are not currently aware of any other matters which will come before the meeting.

     A copy of our report on Form 10-KSB for the fiscal year ended December 31, 2003 is enclosed for your information. It is not a part of the proxy solicitation material. The Report describes the financial condition of the Company as of December 31, 2003.

     We have asked brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of our Common Stock and we will reimburse them for their expenses in so doing. To ensure adequate representation at the meeting, our officers, agents and employees may communicate with shareholders, banks, brokerage houses and others by telephone, facsimile, or in person to request that proxies be furnished. We will bear all expenses incurred in connection with this solicitation.

                             RECORD DATE AND VOTING

     We have fixed July 8, 2004, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting. As of the close of business on the record date, 7,330,216 shares of our common stock, par value $.01 per share, were outstanding. Each share is entitled to one vote on each proposal to be presented to the meeting. There is no right of cumulative voting. The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of our common stock entitled to vote constitutes a quorum for the transaction of business. All matters listed in the Notice of Annual Meeting require the affirmative vote of a majority of the shares present at the Annual Meeting either in person or by proxy, and entitled to vote on that matter (but in no event less than a majority of a quorum, or 26% of the shares issued and outstanding).

HOW TO VOTE         By signing and returning the enclosed proxy card, you will be giving your proxy to our Board of Directors and authorizing them to vote your shares.

HOW YOUR PROXY      Unless revoked, all properly executed proxies will be voted
WILL BE VOTED       as specified. Proxies that are signed but that lack any
                    specification will, subject to the following, be voted FOR each nominee and FOR each other proposal described in this proxy statement. If any other matters properly come before the Annual Meeting, or if any of the persons named to serve as directors should decline or be unable to serve, the persons named in the proxy will vote in accordance with their discretion.

HOW TO REVOKE       You have the power to revoke your proxy at any time before
YOUR PROXY          the convening of the Annual Meeting. Revocations of proxy
                    will be honored if received by us, at the Company, addressed to the attention of Stephen C. Roberts, Chief Executive
                    Officer, on or before August 11, 2004. In addition, on the day of the meeting, prior to the convening thereof, revocations may be delivered to the tellers who will be seated at the door of the meeting room.

ABSTENTIONS         If you abstain from voting as to any matter, your shares
                    shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal.

BROKER NON-VOTES    If a broker turns in a "non-vote" proxy, indicating a lack of voting instruction by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote proxy will be considered present at the meeting for purposes of determining a quorum but will not be considered to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

                    RECOMMENDATIONS OF THE BOARD OF DIRECTORS

     OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF EACH NOMINEE FOR DIRECTOR NAMED IN THIS PROXY STATEMENT, FOR STEPHEN C. ROBERTS, M.D., AND FOR DONALD MILLER.

               PRINCIPAL SHAREHOLDERS AND OWNERSHIP OF MANAGEMENT

     The following table sets forth as of July 8, 2004 the record and beneficial ownership of Common Stock held by (i) each person who is known by us to be the beneficial owner of more than 5% of our common stock; (ii) each of the current directors; (iii) each current executive officer and the Named Executive Officer (as defined in "EXECUTIVE COMPENSATION"); (iv) each nominee for election as director; and (v) all of our executive officers and directors as a group.

     Securities reported as "beneficially owned" include (a) securities which the named person may exercise voting power or investment power, alone or with others, and (b) the number of shares which the named person has the right to acquire within sixty (60) days after July 12, 2004.

     Name and Address                     Number of Shares Owned      Percentage
     ----------------                     ----------------------      ----------

     Stephen C. Roberts, M.D. A, B, C           1,380,796 (1)            17.8
     c/o GelStat Corporation
     Southpoint Office Center
     1650 West 82nd Street, Suite 1200
     Bloomington, MN 55431

     James W. Higgins C                           441,460                 6.0
     c/o GelStat Corporation
     Southpoint Office Center
     1650 West 82nd Street, Suite 1200
     Bloomington, MN 55431

     Russell W. Mitchell A, C                   1,456,814                19.9
     c/o GelStat Corporation
     Southpoint Office Center
     1650 West 82nd Street, Suite 1200
     Bloomington, MN 55431

     Richard W. Ringold A, C                       87,500                 1.2
     c/o GelStat Corporation
     Southpoint Office Center
     1650 West 82nd Street, Suite 1200
     Bloomington, MN 55431

     Donald Miller B                              140,000                 1.9
     c/o GelStat Corporation
     Southpoint Office Center
     1650 West 82nd Street, Suite 1200
     Bloomington, MN 55431

     All executive officers and current         3,366,570 (1)            42.9
     directors as a group (4 persons)

______________________

*    indicates ownership of less than 1%.

(A)  Currently a director.
(B)  Nominee for election as director.
(C)  Executive officer.
(D) The total number of shares outstanding for purposes of calculation of any given individual's percentage ownership assumes the exercise of all currently exercisable and vested options and warrants held by such person. Does not assume the exercise of any other options and warrants.

(1) Includes 436,010 shares of common stock which may be purchased by Stephen Roberts pursuant to exercise of a warrant at $.225 per share. The warrant expires on January 12, 2008.

                                   PROPOSAL 1
                                   ----------

                              ELECTION OF DIRECTORS

     Our Bylaws provide that the number of directors shall be fixed by resolution of the shareholders or the Board of Directors. The current number of members of the Board of Directors is three. Peter L. Hauser served as a Class I director (term 2003-2007) until his resignation in 2003. Mr. Hauser did not appoint a replacement. Roger Schnobrich, a former director of Developed Technology Resource, Inc, is designated by the Bylaws to fill the Class I director seat if Mr. Hauser is unable to serve. On May 1, 2004 Mr. Schnobrich elected to appoint Richard W. Ringold to fill the Class I director position. Mr. Ringold is an executive officer of the Company. All other directors are Class II directors and serve a term ending with the next annual meeting (approximately one year). The two (2) persons designated by the Board of Directors as nominees for election as Class II directors are, Stephen C. Roberts, M.D. and Donald Miller. Dr. Roberts is currently an officer and member of the Board of Directors of the Company.

     None of the current members of the Board of Directors are "independent," as defined by Nasdaq listing standards related to Board membership. Mr. Miller, if elected, will be "independent."

     In the event any nominee should be unavailable to stand for election at the time of the Annual Meeting, the proxies may be voted for a substitute nominee selected by the Board of Directors.

     The following information about the nominees was supplied by the nominees:

     Stephen C. Roberts, M.D., Chief Executive Officer, Chairman
     -----------------------------------------------------------

     Dr. Roberts, age 44, is a founder of GelStat Corp., which was acquired by the Company in April 2003. He presently serves as CEO and Chairman of the Company. He has served as a director of the Company since the acquisition of GelStat Corp. on April 30, 2003. Prior to forming the Company he was employed by The Oak Ridge Financial Group, Inc. (formerly Equity Securities Trading Co., Inc.). Prior to that, he was President of Naturewell, Inc., which was engaged primarily in the research and development of nutraceutical products intended for a variety of conditions, including migraine headaches and allergies. Dr. Roberts previously founded AmTech Scientific, Inc., which was engaged in the development and commercialization of a number of rapid diagnostic tests, including a unique test for the detection of active tuberculosis. While at AmTech Scientific, Dr. Roberts acted as Chief Executive Officer and also oversaw product development and FDA submissions. AmTech Scientific was subsequently acquired by La Jolla Diagnostics. Prior to that, Dr. Roberts was a Partner and Principal at Maven, Inc., a Minneapolis investment banking firm. Dr. Roberts received his medical degree from the

University Minnesota, Minneapolis, and received a B.A. from St. Olaf College in Northfield, Minnesota, having majored in Chemistry and Biology.

     Donald Miller, Director
     -----------------------

     Mr. Miller, age 64, worked for Schwan's enterprises between 1962 and 2001, primarily as Chief Financial Officer. During that time Schwan's grew from a small regional food company to an international multi-billion dollar frozen food conglomerate. Along with his duties as CFO, Mr. Miller was highly involved in all acquisitions and divestitures of the company. Mr. Miller additionally sits on the Executive Committee of Schwan's Sales Enterprises. He is currently employed by Schwan's as Special Assistant to the CEO.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

     The Board of Directors held four meetings during 2003 and adopted certain resolutions by written minutes of action. All directors attended all of the meetings of the Board and the committees on which they served.

     The Board of Directors has two standing committees - an audit committee and a compensation committee.

     The Audit Committee is responsible for reviewing the services rendered by the Company's independent auditors and the accounting standards and principles followed by the Company. The Audit Committee held one meeting during 2003, which was attended by all Committee members. See "AUDIT COMMITTEE REPORT" in this proxy statement.

     The Compensation Committee is responsible for making recommendations to the Board of Directors regarding the salaries and compensation of the Company's executive officers. The Compensation Committee held one meeting during fiscal 2003. All members attended all meetings.

     Peter L. Hauser was the sole member of the Audit and Compensation Committees until his resignation on December 30, 2003.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10 percent of the registered class of the Company's equity securities to file reports of ownership on Forms 3, 4, and 5 with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than 10 percent shareholders are required by SEC regulation to furnish the Company with copies of all Forms 3, 4, and 5 they file.

     Based upon the Company's review of the copies of such forms and reports it has received from certain persons that they were not required to file Forms 5 for the year ended December 31, 2003, the Company believes that all of its executive officers, directors and greater than 10% beneficial owners complied with all filing requirements applicable to them with respect to transactions during 2003.

CODE OF ETHICS

     Effective June 2, 2003, the Company adopted a code of ethics applicable to all personnel and a code of ethics applicable only to its chief executive officer and senior financial officers. Copies are available at no charge by request to the Company in writing, to the attention of Stephen Roberts, CEO. Additionally, the code for the chief executive officer and senior financial officers filed with the Securities and Exchange Commission as an exhibit to the Company's Report on Form 10-KSB for the fiscal year ended December 31, 2003.

NOMINATION OF DIRECTOR CANDIDATES

     Nominees for election as Class II members of the Board of Directors are selected by Class II members of our Board. A vacancy in the position of Class I director is filled by appointment, as described in our bylaws. We do not have a standing nominating committee or a charter with respect to the nominating process. If we appointed such a committee, its membership would consist of the directors, or a subset of them. To date, all director nominees have been identified by current directors or management. We have never engaged a third party (for a fee or otherwise) to identify candidates and we have never received a proposed candidate from a source outside of the Company. However, the Board would consider any candidate proposed in good faith by a shareholder. To do so, a shareholder should send the candidate's name, credentials, contact information, and his or her consent to be considered as a candidate to our chief executive officer, Stephen C. Roberts. The proposing shareholder should also include his or her contact information and a statement of his or her share ownership (how many shares owned and for how long). The Board evaluates candidates based on financial literacy, knowledge of the Company's industry or other background relevant to the Company's needs, status as a stakeholder in the Company, "independence" for purposes of compliance with the rules of the SEC and Nasdaq, and willingness, ability, and availability for service.

SHAREHOLDER COMMUNICATION WITH THE BOARD

     We do not have a formal procedure for shareholder communication with our Board of Directors. In general, our officers are easily accessible by telephone or mail. Any matter intended for the Board, or for any individual member or members of the Board, should be directed to our chief executive officer or chief financial officer at the Company address with a request to forward the same to the intended recipient. All such communications will be forwarded unopened.

     We encourage all incumbent directors, as well as all nominees for election as director, to attend the annual meeting of shareholders. Two of the three incumbent directors attended the annual meeting in July 2003.

                             EXECUTIVE COMPENSATION

     The following table sets forth the cash and non-cash compensation for years ended December 31, 2003, 2002 and 2001 awarded to or earned by the Named Executive Officer (as defined in Item 402 of Regulation S-B of the SEC):

                           SUMMARY COMPENSATION TABLE

                                                                             Long-Term Compensation
                                    Annual Compensation                        Awards           Payouts
------------------------------------------------------------------------------------------------------------------------
                                                                                   Securities
                                                                      Restricted   Underlying
Name and Principal                                     Other Annual      Stock      Options/      LTIP     All Other
     Position          Year     Salary       Bonus     Compensation     Awards        SARs      Payouts   Compensation
------------------------------------------------------------------------------------------------------------------------
Stephen Roberts, CEO   2003    $102,893        0             0              0           0           0           0
                       2002     $24,000        0             0              0           0           0           0
                       2001       N/A         N/A           N/A            N/A         N/A         N/A         N/A

AGGREGATED OPTION EXERCISES: LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

     The following table summarizes for the Named Executive Officer the number of stock options exercised during the year ended December 31, 2003, the aggregate dollar value realized upon exercise, the total number of unexercised options held at December 31, 2003 and the aggregate dollar value of in-the-money unexercised options held at December 31, 2003. Value realized upon exercise is the difference between the fair market value of the underlying stock on the exercise date and the exercise price of the option. Value of Unexercised In-the-Money Options at year-end is the difference between its exercise price and the fair market value of the underlying stock on December 31, 2003.

                                                                                   Number of            Value of
                                                                                  securities          unexercised
                                                                                  underlying          in-the-money
                                                                                  unexercised       options/ SARs at
                                                                               options/ SARs at     fiscal year end
                                                                              fiscal year end (#)         ($)
                                                                              -------------------  ------------------
                                     Shares Acquired on                          Exercisable/         Exercisable/
    Name and Principal Position           Exercise          Value Realized       unexercisable       unexercisable
---------------------------------------------------------------------------------------------------------------------
Stephen Roberts, CEO                          0                   0                   0/0                $0/$0

OPTIONS AND SARs GRANTS: LAST FISCAL YEAR

     There were no grants of options or SARs to the Named Executive Officer during the fiscal year 2003.

COMPENSATION AGREEMENTS OF OFFICERS

     The Company has entered into employment agreements with its three current executive officers, Messrs. Roberts (CEO and CFO), Mitchell (President), and Higgins (Executive Vice President). Each agreement is terminable upon notice by either party. Annual salary amounts are $96,000 for Messrs. Roberts and Mitchell, and $72,000 for Mr. Higgins. Mr. Higgins' salary will be increased to $96,000 if certain milestones are attained. Each officer has also entered into an agreement which provides for confidentiality of Company information, assignment of his inventions to the Company, and no competition with the Company during employment and for a period of two years thereafter.

COMPENSATION OF DIRECTORS

     The sole non-employee director of the Company in fiscal 2003 was Peter Hauser, who resigned on December 30, 2003. During 2003, Mr. Hauser received no cash or other compensation for his services as a director or committee member.

     Each director is reimbursed by the Company for his actual out-of-pocket expenses for telephone, travel, and miscellaneous items incurred on behalf of the Company.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Under Section 302A.521, Minnesota Statutes, the Company is required to indemnify its directors, officers, employees, and agents against liability under certain circumstances, including liability under the Securities Act of 1933, as amended (the "Act"). The Company's Bylaws contain substantially similar provisions and, in addition, specifically authorize adoption of agreements for indemnification to the extent permitted by statute and purchase of insurance to meet the Company's indemnification obligation. The general effect of such provisions is to relieve the directors and officers of the Company from personal liability that may be imposed for certain acts performed in their capacity as directors or officers of the Company, except where such persons have not acted in good faith.

     As permitted under Minnesota Statutes, the Articles of Incorporation of the Company provide that directors shall have no personal liability to the Company or to its shareholders for monetary damages arising from breach of the director's duty of care in the affairs of the Company. Minnesota Statutes do not permit elimination of liability for breach of a director's duty of loyalty to the Company or with respect to certain enumerated matters, including payment of illegal dividends, acts not in good faith, and acts resulting in improper personal benefit to the director.

CERTAIN TRANSACTIONS

     On February 1, 2000, Erlan Sagadiev, a former employee, exercised his right under an option to purchase 125,000 shares of the Company's Common Stock. He paid the Company $70,000 and gave the Company a non-recourse promissory note bearing interest at 4.87% per annum for the balance owed of $82,500. The principal and interest are due in five equal installments beginning February 2001 and each year thereafter. This note is secured by 90,000 of the exercised shares. In February 2003, the remaining principal balance of $52,457 was paid in full.

     On February 2, 2001, the Company's former president exercised his right to purchase 247,500 shares of the Company's Common Stock and gave the Company a non-recourse promissory note for $310,750. This note bears interest at the rate of 5% per annum, is due in four equal annual installments beginning December 31, 2003, and is secured by all the shares exercised. On April 30, 2003, the Company redeemed 142,700 of these shares at $1.50 per share, thereby reducing the note balance to $96,700. The former president then paid the balance of the note, plus the outstanding $20,863 of accrued interest, for the remaining 104,800 shares.

     In April 2003, Peter L. Hauser, a director, exercised an option to purchase 10,000 shares of Common Stock by paying the Company $7,000 in cash.

     On November 17, 2001, the Board of Directors agreed to borrow money from the Company's chief financial officer to have funds available for working capital. The funds received would be unsecured and bear interest at 12%. Additionally, the Board also agreed to issue 10,000 stock options at the market price of $.90 per share. By December 31, 2001, the Company borrowed $4,067 from the chief financial officer. In January 2002, the Company borrowed an additional $2,750. In April 2002, the Company repaid approximately $7,000 including principal and interest on all amounts received.

     During part of 2002 and part of 2003, the Company had a contract with Mitchell Health Technologies ("MHT") in which the Company paid MHT for the use of office space, personnel, equipment and other facilities at MHT's principal offices in Schofield, Wisconsin. The usage fee was capped at the Company's proportionate share of the actual cost paid by MHT. The offices in Schofield, Wisconsin were designated as a branch office of the Company. During the year ended December 31, 2003, the period from June 25, 2002 (inception) to December 31, 2002 and the period from June 25, 2002 (inception) to December 31, 2003, the Company paid $600, $12,367 and $12,967, respectively, to MHT in accordance with the contract. Russ Mitchell, a founder, a principal shareholder, and a former director of the Company, owns 100% of MHT and is an employee, officer and director of MHT. Jim Higgins, an officer of the Company, is an employee and officer of MHT. This contract was terminated during 2003.

     In September 2002, the Company entered into an agreement for consulting services from MHT in exchange for a performance bonus not exceeding $75,000, based on certain milestones to be achieved by

MHT prior to December 31, 2003. On May 9, 2003, the Company's Board of Directors amended the agreement to allow for performance bonus payments of up to $125,000. During the three months ended March 31, 2004, the period from June 25, 2002 (inception) to March 31, 2003, and the period from June 25, 2002 (inception) to March 31, 2004, the Company paid $0, $25,000 and $85,000, respectively, to MHT in accordance with this agreement. At March 31, 2004 and December 31, 2003, the Company had accrued expenses due to MHT of $0 and $25,000, respectively. The final payment in accordance with the agreement was made on March 9, 2004 and the agreement was terminated.

     During the year ended December 31, 2003, the Company purchased supplies and research in process from Medicine Tree, Inc., which is owned by Stephen Roberts, a founder, an office, a principal shareholder, an officer and a director of the Company, in exchange for a $10,000 demand note without interest. Medicine Tree, Inc. demanded payment on the note in March 2003 and was paid in full.

     In March 2003, Steve Roberts purchased 436,010 five-year warrants exercisable at $.225 per share for total consideration of $10,000.

     During the year ended December 31, 2003, the Company was involved in a legal proceeding which was subsequently settled. The Company agreed to pay Messrs. Roberts, Mitchell and Higgins, officers of the Company, a total amount of $40,000 as compensation for lost settlement awards. This amount was included in accrued expenses at December 31, 2003 and paid on March 9, 2004.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of our Board of Directors is currently composed of two directors. During the fiscal year ended December 31, 2003, the members of the Committee were Peter L. Hauser, until his resignation from the Board, and then Stephen Roberts and Russell Mitchell. None of the directors who currently serve on the Audit Committee are "independent" as defined in rules of the Nasdaq Stock Market or qualifies as an "audit committee financial expert" as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

     The Committee currently operates under a written charter adopted by the Board on June 2, 2003, and amended on October 15, 2003, a copy of which is included in this proxy statement as Appendix A. The Committee selects the Company's independent accountants. Management is responsible for the Company's internal controls and the financial reporting process; the independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Committee's responsibility is to monitor and oversee these processes. In this context, the Committee has met and held discussions with management and the independent accountants.

     The Committee has received from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed with the auditors any relationships that may impact their objectivity and independence, and has satisfied itself as to the auditors' independence.

     The Committee has discussed with management, the internal auditors and the independent auditors the quality and adequacy of the Company's internal controls and the internal audit function's organization, responsibilities, budget and staffing. The Committee has also reviewed with the independent auditors their audit plans, audit scope, and identification of audit risks.

     In addition, the Committee has discussed and reviewed with the independent auditors all communications required by generally accepted accounting standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

     Based upon the Committee's discussion with management and the independent accountants, the Committee's review of the representation of management, and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited financial statements in the Company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission for the year ended December 31, 2003.

     Members of the Audit Committee:

          Stephen C. Roberts
          Russell W. Mitchell

                              INDEPENDENT AUDITORS

CHANGE IN AUDITORS IN FISCAL 2002

     On June 27, 2002, KPMG LLP, the principal independent accountants previously engaged by the Company to conduct an audit of its accounts for more than the past two years, resigned as the Company's auditors. The resignation of KPMG LLP was not sought, recommended or approved by the Audit Committee or Board of Directors of the Company.

     In connection with the audits of the two fiscal years ended December 31, 2001, and the subsequent interim period through June 27, 2002, (i) there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference with their opinion to the subject matter of the disagreement, and
(ii) there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K of the U.S. Securities and Exchange Commission.

     The audit reports of KPMG LLP on the consolidated financial statements of Developed Technology Resource, Inc. as of and for the years ended December 31, 2001 and 2000, did not contain any adverse or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

     KPMG LLP's independent auditors' report on the consolidated financial statements for the Company as of and for the year ended December 31, 2000, contained a separate paragraph stating that "the Company has a shareholders' deficit and has suffered recurring losses from operations that raise substantial doubt about its ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty." Management's plans in regard to these matters are described in Note 2 to the Company's financial statements included in the Company's annual report on form 10-KSB for the year ended December 31, 2000.

     On August 12, 2002, the Company engaged Gallogly, Fernandez and Riley, LLP ("GFR"), with offices in Orlando, Florida, to audit DTR's consolidated financial statements for 2002. Prior to August 12, 2002, DTR did not consult with GFR regarding the application of accounting principles to a specific or contemplated transaction, regarding the type of audit opinion that might be rendered on the registrant's financial statements, or regarding any other matter.

CHANGE IN AUDITOR IN FISCAL 2003

     On January 6, 2004, GelStat Corporation ("GSC"), formally known as Developed Technology Resource, Inc., dismissed Gallogly, Fernandez & Riley, LLP ("GFR") as its independent auditor. The dismissal of GFR was recommended and adopted by our Audit Committee and approved by our Board of Directors. GFR audited our financial statements for the fiscal year ended December 31, 2002. Our financial statements for the fiscal year ended December 31, 2001 were audited by KPMG, LLP.

     GFR's report on our financial statements for the fiscal year ended December 31, 2002 did not contain any adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2003 and 2002, and the subsequent interim period ending January 6, 2004 (i) there were no disagreements between us and GFR on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of GFR, would have caused them to make reference to the subject matter of the disagreement in connection with their reports and (ii) there were no "reportable events," as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission (SEC). The decision to replace GFR was not the result of any disagreement between us and GFR on any matter of accounting principle or practice, financial statement disclosure or audit procedure.

     Concurrently, on January 6, 2004, the Audit Committee of our Board of Directors and our Board of Directors approved the appointment of Virchow, Krause & Company, LLP ("VKCo") as our new independent accountant and auditor. VKCo will audit our financial statements to be included in the Form 10-KSB for the fiscal year ending December 31, 2003 and we intend to have VKCo continue to serve as our independent accounting and audit firm thereafter. We did not consult with VKCo on any matters related to accounting principles or practice, financial statement disclosures or audit procedures during our two most recent fiscal years and the subsequent interim periods through January 6, 2004 prior to selecting and appointing VKCo as our auditor.

FEES PAID TO AUDITORS FOR FISCAL 2003

     Audit Fees

     During fiscal 2002 and 2003, the Company accrued or paid fees for audit services of GFR and VKCo, including quarterly reviews and year-end audit fees as follows:

                                    2002               2003
                                    ----               ----
          GFR                       -0-              $13,984
          VKCo                      -0-              $20,850

     No leased personnel were utilized by GFR or VKCo in connection with any audit services provided to us.

     Tax Fees and Other Fees

     Neither GFR nor VKCo rendered any professional services related to financial information systems design and implementation in fiscal 2002 or 2003. There were no fees billed by GFR or VKCo for nonaudit related services rendered to the Company during fiscal 2002 or 2003, including fees for tax related services.

                    PROPOSALS FOR FISCAL 2004 ANNUAL MEETING

     We currently anticipate that the next annual meeting, for the fiscal year ending December 31, 2004 (the "2004 Annual Meeting"), will be held on or around July 14, 2005. If you wish to submit a proposal for inclusion in the proxy statement and proxy for shareholder action at the 2004 Annual Meeting, you must do so by sending the proposal and supporting statements, if any, to us no later than March 14, 2005.

     In addition, pursuant to the rules of the Securities and Exchange Commission, proxies solicited by our management for the 2004 Annual Meeting may grant management the authority to vote in its discretion on any proposal to be submitted by a shareholder otherwise than through inclusion in the proxy statement for the 2004 Annual Meeting, unless we have received notice of the shareholder proposal on or before May 28, 2005.

                           ACCESS TO OTHER INFORMATION

     The Company is subject to the information requirements of the Securities Exchange Act of 1934 (the "Exchange Act"). Therefore, the Company files periodic reports, proxy statements, and other information with the Securities and Exchange Commission (the "SEC"). Such reports, proxy statements, and other information may be obtained by visiting the Public Reference Room of the SEC at 450 Fifth Street, NW, Washington, DC 20549 or by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains an Internet site (http://www.sec.gov) that contains reports, proxy and information statements, and other information regarding issuers that file electronically. The Company currently maintains a corporate website at www.gelstat.com.

                                        By Order of the Board of Directors


                                        Stephen C. Roberts
                                        Secretary

Dated:  July 12, 2004
Bloomington, Minnesota


A COPY OF OUR ANNUAL REPORT ON FORM 10-KSB IS ENCLOSED. AN ADDITIONAL COPY (WITHOUT EXHIBITS) WILL BE SENT WITHOUT CHARGE TO ANY SHAREHOLDER REQUESTING IT IN WRITING FROM: GELSTAT CORPORATION, ATTENTION: STEPHEN C. ROBERTS, CEO, SOUTHPOINT OFFICE CENTER, 1650 WEST 82ND STREET, SUITE 1200, BLOOMINGTON, MINNESOTA 55431.

                               GELSTAT CORPORATION
                            SOUTHPOINT OFFICE CENTER
                        1650 WEST 82ND STREET, SUITE 1200
                              BLOOMINGTON, MN 55431


                                      PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned, having received the Notice of Annual Meeting and Proxy Statement dated July 12, 2004, hereby appoints each of Stephen C. Roberts and Richard W. Ringold as proxy, with full power of substitution, to vote all of the shares of Common Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of GelStat Corporation to be held on Thursday, August 12, 2004 at 1:00 p.m. at Southpoint Office Center (ground floor conference room), 1650 West 82nd Street, Bloomington, MN 55431, or at any adjournment thereof, upon any and all matters which may properly be brought before the meeting or adjournment thereof, hereby revoking all former proxies.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH NOMINEE, AND IN THE DISCRETION OF THE PROXY HOLDER ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                      SEE REVERSE FOR VOTING INSTRUCTIONS.

                               PLEASE DETACH HERE

1.   Election of Directors duly          01  Stephen C. Roberts
     nominated:                          02  Donald Miller


[ ]  FOR ALL NOMINEES

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE, WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE SPACE PROVIDED BELOW.)

________________________________________________________________________________

2. The authority to vote, in his discretion, on all other business that may properly come before the meeting.

     [ ]  GRANTED                       [ ]  WITHHELD

I will [ ] / will not [ ] attend the Annual Meeting.

Address change?  Mark Box [ ]
Indicate changes below:

     PLEASE SIGN exactly as name appears below. When shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If partnership, please sign in partnership name by an authorized person.

Dated: ________________________, 2004        ___________________________________
                                                              Name (Print)

No. of Shares:  __________                   No. of Shares: __________

_____________________________________        ___________________________________
Signature of Shareholder                     Signature of Shareholder
                                             (if jointly owned)

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                                   APPENDIX A
                                   ----------

                                                            ADOPTED JUNE 2, 2003
                                                        AMENDED OCTOBER 15, 2003

                               GELSTAT CORPORATION

                             AUDIT COMMITTEE CHARTER

Objective
---------

The audit committee of the board of directors of GelStat shall use its best efforts to ensure the independence of the company's independent accountants, the integrity of management, and the adequacy of disclosure to the company's shareholders, potential shareholders, and the investment community.

MEMBERS

The audit committee shall be appointed annually by the board of directors, with its chairperson to be selected by the committee. The committee shall have at least one member. Each member must also be a member of the board of directors.

In selecting members of the audit committee, the board shall give consideration to each nominee's capacity to serve, business experience, knowledge of GelStat operations, finance, accounting, and auditing, facility in obtaining information by inquiry, and commitment and available time.

Each member shall have the ability to read and understand fundamental financial statements.

The committee shall annually elect one of its members as chairperson. The chairperson shall schedule meetings, preside over meetings, and report to the board.

Vacancies on the committee shall be filled by the board of directors.

Meetings
--------

The committee shall meet a minimum of two times per year and as scheduled by the committee chairman. A majority of members shall constitute a quorum. Each member shall be entitled to one vote. At the request of the committee, meetings may be held with members of management or the company's internal accounting staff or representatives of the company's independent accountants or consultants. The committee shall prepare and preserve written minutes of its meetings. The committee may appoint a committee member or a non-committee member as secretary. The committee may take action by conference telephone call, which shall constitute a meeting, or by written action signed by all members.

The activities and findings of the committee and minutes of committee meetings shall be made available to each member of the board.

AUTHORITY

The committee shall have unrestricted access to the company's personnel and records and will be given the resources to discharge its duties. The committee shall have the authority to engage independent counsel and other advisors, as it deems necessary, to carry out its duties. The committee may conduct investigations into significant matters brought to its attention during the conduct of its duties and may retain persons having special competence as necessary. The committee shall have the sole authority and responsibility to select, evaluate, and, where appropriate, replace the outside auditors. The committee also has the sole authority and responsibility to approve any significant non-audit relationship with the independent auditors.

Responsibility
--------------

While the fundamental responsibility for the company's financial statements and disclosures rests with management and the independent auditor, the audit committee must review:

     o major issues regarding accounting principles and financial statement presentations, including any significant changes in the company's selection or application of accounting principles, and major issues as to the adequacy of the company's internal controls and any special audit steps adopted in light of material control deficiencies;

     o analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

     o the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the company; and

     o earnings press releases (paying particular attention to any use of "pro forma," or "adjusted" non-GAAP, information), as well as financial information and earnings guidance provided to analysts and rating agencies.

     o establish procedures for (1) the receipt, retention, and treatment of complaints received by the company regarding accounting, internal accounting controls, or auditing matters; and (2) the confidential, anonymous submission by employees of the company of concerns regarding questionable accounting or auditing matters.

The audit committee shall have such other responsibilities as may be designated to it from time to time by the board of directors. In addition, the audit committee shall annually review and assess the adequacy of its Charter and recommend to the board of directors any modifications in its duties and responsibilities.

Operations
----------

The audit committee shall:

     o Assist board oversight of (1) the integrity of the company's financial statements, (2) the company's compliance with legal and regulatory requirements, (3) the independent auditor's qualifications and independence, and (4) the performance of the company's independent auditors.

     o Prepare the report that SEC rules require be included in the company's annual proxy statement.

     o Retain and terminate the company's independent auditors (subject, if applicable, to shareholder ratification).

     o At least annually, obtain and review a report by the independent auditor describing: such firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor's independence) all relationships between the independent auditor and the company. The audit committee should present its conclusions with respect to the independent auditor to the full board

     o Discuss the annual audited financial statements and quarterly financial statements with management and the independent auditor, including the company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

     o Discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. The audit committee's responsibility to discuss earnings releases as well as financial information and earnings guidance may be done generally (i.e., discussion of the types of information to be disclosed and the type of presentation to be made). The audit committee need not discuss in advance each earnings release or each instance in which the company may provide earnings guidance.

     o As appropriate, obtain advice and assistance from outside legal, accounting or other advisors.

     o Discuss policies with respect to risk assessment and risk management. The audit committee should analyze the company's major financial risk exposures and discuss with management the steps management has taken to monitor and control such exposures. The audit committee is not required to be the sole body responsible for risk assessment and management.

     o Periodically meet separately with management, with personnel responsible for the internal preparation of financial reports and records, and with independent auditors.

     o Review with the independent auditor any audit problems or difficulties and management's response. Among the items the audit committee may want to review with the auditor are: any accounting adjustments that were noted or proposed by the auditor but were "passed" (as immaterial or otherwise); any communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement; and any "management" or "internal control" letter issued, or proposed to be issued, by the audit firm to the company. The review should also include discussion of the responsibilities, budget and staffing of the company's internal financial functions.

     o Set clear hiring policies for employees or former employees of the independent auditors which shall comply in all respects with the rules of the Securities and Exchange Commission concerning independence of auditors and similar rules of any stock exchange on which the company's securities are listed.

     o Report regularly to the board of directors. The audit committee should review with the full board any issues that arise with respect to the quality or integrity of the company's financial statements, the company's compliance with legal or regulatory requirements, the performance and independence of the company's independent auditors, or the performance of the internal financial accounting.

     o    Annually evaluate the performance of the audit committee.

     o Review, discuss and report to the board of directors concerning changes, if any, made or proposed by the government, accounting profession, or the company relating to accounting principles and their applications that could materially affect the company.

     o Review, discuss and report to the board of directors concerning significant issues reviewed by legal counsel concerning litigation, contingencies, claims, or assessments.

     o Review, discuss and report to the board of directors concerning significant adjustments proposed by the independent accountants.

     o Inquire of the independent accountants as to whether there have been any disagreements with management which, if not satisfactorily resolved, would have caused them to issue a nonstandard report on the company's financial statements.

     o Review unusual reporting issues prior to the issuance of any press release on financial results.

     o Advise the independent accountants and members of the internal accounting staff that they may communicate directly with any member of the committee on a confidential basis.

Internal Accounting Controls
----------------------------

The committee shall undertake such review as it deems necessary to ensure that there exists an effective system of internal accounting controls. Without limitation and as it deems appropriate, the committee shall:

     o Meet privately with the independent accountants and appropriate members of the company's financial staff to discuss pertinent matters.

     o Review with the chief financial officer the activities, organizational structure, and qualifications of the internal financial staff.

     o Inquire of the chief financial officer and independent accountants the extent to which their planned audit scope can be relied on to detect material weaknesses in internal controls or the occurrence of fraudulent financial reporting.

Corporate Compliance
--------------------

The committee shall conduct such review as it deems necessary to ensure that the company is maintaining effective controls against employee conflict of interest and fraud and is in reasonable compliance with related laws. Without limitation and as it deems appropriate, the committee shall:

     o Review management's program to monitor compliance with the company's code of conduct and the Foreign Corrupt Practices Act.

     o    Review significant related party transactions.

     o Review the policies and procedures in effect for the review of officer expenses and purchases.

     o Review periodically the impact of significant accounting or reporting developments that may affect the company.

     o Review any legal matters that could have a significant impact on the company's financial statements.

     o If necessary, institute special investigations and, if appropriate, hire special counsel or experts to assist.

Qualified Legal Compliance Committee
------------------------------------

The committee shall be the company's "qualified legal compliance committee" as defined in the rules of the Securities and Exchange Commission. In this capacity, the committee shall:

     o Adopt written procedures for the confidential receipt, retention and consideration of any report of a material violation of federal securities laws, breach of fiduciary duty or similar violations by the company or any officer, director, employee or agent of the company.

     o Inform the company's chief legal officer and chief executive officer of any report of evidence of a material violation.

     o Determine whether an investigation is necessary regarding any report of evidence of a material violation by the company, its officers, directors, employees or agents and, if it determines an investigation is necessary or appropriate:

          o    Notify the full board of directors;

          o Initiate an investigation, which may be conducted either by the chief legal officer (or the equivalent thereof) or by outside attorneys; and

          o Retain such additional expert personnel as the committee deems necessary.

     o    At the conclusion of any such investigation:

          o Recommend, by majority vote, that the company implement an appropriate response to evidence of a material violation;

          o Inform the chief legal officer and the chief executive officer (or the equivalents thereof) and the board of directors of the results of any such investigation and the appropriate remedial measures to be adopted; and

          o Acting by majority vote, take all other appropriate action, including the notification of the Securities and Exchange Commission in the event that the company fails in any material respect to implement an appropriate response that the qualified legal compliance committee has recommended.

Miscellaneous
-------------

As to other related matters, without limitation and as it deems appropriate, the committee shall:

     o Discuss with the independent accountants the quality of the company's financial and accounting personnel and any relevant recommendations that the independent accountants may have, including those in their "Report to Management."

     o Review the extent of nonaudit services provided by the independent accountants in relation to the objectivity needed in the audit.

     o Evaluate the cooperation received by the independent accountants during their audit examination, including the access to all requested records, data, and information and elicit the comments of management regarding the responsiveness of the independent accountants to the company's needs.

     o Request from outside auditors a formal written statement regarding all relationships between the outside auditors and the company.

     o Maintain an active dialogue with the outside auditors regarding any undisclosed relations or services that could affect the objectivity and independence of the outside auditors.

     o Take, or recommend that the board of directors take, appropriate action to oversee the outside auditors' independence.